UNITED STATES
                        SECURITES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest reported):  January 6, 2005


                              Multiband Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its chapter)


           Minnesota                     13529                    41-1255001
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
       of incorporation)                                     Identification No.)



        9449 Science Center Drive
           New Hope, Minnesota                                        55428
--------------------------------------------                  ------------------
(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code   763-504-3000
                                                    --------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 1.01

Entry into a Material Definitive Agreement:

On January 6, 2005 Multiband Corporation entered into an Employment Agreement with Steven Bell, Chief Financial Officer. A copy of said Agreement is attached as an Exhibit.



                                   Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Form 8-K report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 12, 2005                            Multiband Corporation


                                                   By  /s/ James L. Mandel
                                                       -----------------------
                                                       James L. Mandel
                                                       Chief Executive Officer



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

                                  Exhibit Index


Exhibit 1         Employment Agreement of Steven M. Bell


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